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                                                                    EXHIBIT 99.3

                    CONSENT SOLICITATION STATEMENT SUPPLEMENT

                              KIMCO NORTH TRUST III

           SOLICITATION OF CONSENTS TO AMEND CERTAIN PROVISIONS OF THE
                     INDENTURE PROVIDING FOR THE ISSUANCE OF
                C$150,000,000 SERIES 1 4.45 % NOTES MATURING 2010
                             CUSIP NUMBER: 49446PAA1
                             ISIN CODE: CA49446PAA18

         This Supplement hereby amends, supplements, modifies and becomes a part of, as of the date hereof, the Consent Solicitation Statement, dated May 16, 2006 (the "Consent Solicitation Statement" and, as supplemented hereby, the "Supplemented Consent Solicitation Statement), relating to all Series 1 4.45 % Notes Maturing 2010 of Kimco North Trust III. (Capitalized terms used, but not defined in this Supplement, have the meanings given in the Consent Solicitation Statement.) All references to any requirements regarding the Consent Solicitation Statement contained in any document used by or on behalf of the Issuer in connection with the Solicitation (including, without limitation, the Consent) shall be deemed to refer to the Supplemented Consent Solicitation Statement.

         Concurrently with the amendment to the terms of the Solicitation, the Guarantor is amending certain of the terms of the Guarantor Consent Solicitation in order to (i) extend the expiration date of the Guarantor Consent Solicitation until 5:00 p.m., New York City time, on Friday, June 2, 2006, unless further extended, (ii) offer a consent fee of US$2.50 per $1,000 principal amount to the holders of all series of its notes that have maturity dates of 2010 or later and timely consent to the proposed amendments at or prior to the Expiration Date (defined below) and US$1.25 per $1,000 principal amount to the holders of all series of its notes that have maturity dates of 2009 or earlier and timely consent to the proposed amendments at or prior to the Expiration Date, and (iii) amend the maintenance of unencumbered total asset value covenant in the Guarantor Indenture by increasing the ratio of Unencumbered Total Asset Value to outstanding unsecured Debt from 1 to 1 to 1.5 to 1. See the Guarantor Consent Solicitation Statement Supplement of the Guarantor dated May 30, 2006, a copy of which is attached as Exhibit A hereto (the "Guarantor Consent Solicitation Statement Supplement") for a description of the proposed amendments. All other terms of the Guarantor Consent Solicitation remain unchanged.

         The purpose of this Supplement is to give effect, under the Solicitation, to the adoption of the amendments proposed under the Guarantor Consent Solicitation Statement Supplement.


             The Solicitation Agent for the consent solicitation is:

                               UBS Investment Bank

      This Consent Solicitation Statement Supplement is dated May 30, 2006.

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The Consent Solicitation Statement is hereby supplemented, amended and modified as follows:

         The expiration date of the Solicitation is hereby extended until 5:00 p.m., New York City time, on Friday, June 2, 2006, unless further extended, and all references in the Consent Solicitation Statement to the "Expiration Date" shall be deemed modified accordingly.

         The consent fee payable to Registered Holders of the Notes that timely consent to the Proposed Amendments at or prior to the Expiration Date, in accordance with the terms and conditions of the Consent Solicitation Statement, shall be of C$2.50 per C$1,000 principal amount of the Notes and all references in the Consent Solicitation Statement to the "Consent Fee" shall be deemed modified accordingly.

         All references in the Consent Solicitation Statement to the "Guarantor Consent Solicitation Statement" shall be deemed to refer to such document as amended and supplemented by the Guarantor Consent Solicitation Statement Supplement.

         All references in the Consent Solicitation Statement to the Guarantor Indenture Amendments shall be deemed to include the additional proposed amendment to the Guarantor Indenture as set forth in the Guarantor Consent Solicitation Statement Supplement.

         The section of the Consent Solicitation Statement titled "Consent Solicitation" is hereby amended by deleting the subsections titled "Consent Fee" and "Expiration Date, Extensions, Termination and Amendment" contained therein, and replacing such subsections with the following:

                  CONSENT FEE

                           We will pay each Registered Holder of the Notes whose
                  Consents have been accepted in this Solicitation a Consent Fee equal to C$2.50 for each C$1,000 principal amount of Notes as to which a Consent has been delivered by such Registered Holder. The Consent Fee will be paid promptly following the execution of the Amendment Documents. The Consents will expire if the Proposed Amendments do not become operative. Interest will not accrue on or be payable with respect to any Consent Fee.

                  EXPIRATION DATE, EXTENSIONS, TERMINATION AND AMENDMENT

                          The term "Expiration Date" means 5:00 p.m., New York
                 City time, on Friday, June 2, 2006, unless we, in our sole discretion, extend the period during which the Solicitation is open. In that event, the term "Expiration Date" will mean the latest time and date on which the Solicitation, as so extended, will expire. We reserve the right:

                 o to extend the Solicitation at any time or from time to time, until the Requisite Consents have been received;

                 o to terminate the Solicitation at any time prior to the Expiration Date, whether or not the Requisite Consents have been received; and

                 o to amend, at any time or from time to time, the terms of the Solicitation, including, without limitation, by revising the terms of the Proposed Amendments or by establishing a new Record Date.

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                          Any extension of the Expiration Date will be effective
                 if we give oral or written notice thereof to the Trustee no later than 9:00 a.m. (and, if such notice is given orally, followed by written notice to the Trustee and the Solicitation Agent (given by facsimile or otherwise) no later than 4:00 p.m.), New York City time, on the first Business Day (as defined in the Canadian Indenture) following any previously announced Expiration Date. Any termination or amendment of the Solicitation will be effective upon written notice thereof to the Trustee. Any extension, termination or amendment will be followed as promptly as practicable by written notice thereof to the Registered Holders as of the Record Date. Such notice may provide that we are extending the Solicitation for a specified period of time or on a daily basis until 5:00 p.m., New York City time, on the date on which the Requisite Consents are received. Failure of any Registered Holder to receive such notice will not affect the extension, termination or amendment of the Solicitation.

                          If the Solicitation is amended in a manner determined
                 by us to materially affect holders of the Notes prior to the Expiration Date, we will promptly disclose such amendment and may, if appropriate, extend the Solicitation for a period adequate to permit Registered Holders to properly deliver or revoke their Consents. Other than as set forth in this Consent Solicitation Statement, once delivered, Consents may not be revoked.




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                                    EXHIBIT A

               GUARANTOR CONSENT SOLICITATION STATEMENT SUPPLEMENT

                        (Attachment begins on next page.)



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                THE SOLICITATION AGENT FOR THIS SOLICITATION IS:

                               UBS INVESTMENT BANK
                              677 WASHINGTON BLVD.
                               STAMFORD, CT 06901
                          (203) 719-4210 (CALL COLLECT)
                      (888) 722-9555 EXT. 4210 (TOLL FREE)
                        ATTN: LIABILITY MANAGEMENT GROUP

     Any questions concerning the terms of this Solicitation may be directed to the Solicitation Agent.


         THE INFORMATION AND TABULATION AGENT FOR THIS SOLICITATION IS:

                     GLOBAL BONDHOLDER SERVICES CORPORATION
                             65 BROADWAY, SUITE 723
                               NEW YORK, NY 10006
                          ATTENTION: CORPORATE ACTIONS
                          (212) 430-3774 (CALL COLLECT)
                                 (866) 470-3700

By Facsimile Transmission:         By Hand Delivery, Mail or Overnight Courier:

       212-430-3775                      Global Bondholder Services Corporation,
                                                         65 Broadway--Suite 723,
                                                              New York, NY 10006




                  THE TRUSTEE UNDER THE CANADIAN INDENTURE IS:

                           BNY TRUST COMPANY OF CANADA


ALL CONSENTS AND REVOCATIONS OF CONSENTS SHOULD BE SENT TO THE INFORMATION AND TABULATION AGENT AT THE ADDRESS SPECIFIED ABOVE. REQUESTS FOR ASSISTANCE IN COMPLETING AND DELIVERING CONSENTS, OR FOR ADDITIONAL COPIES OF THE CONSENT OR THIS CONSENT SOLICITATION STATEMENT, SHOULD BE DIRECTED TO THE INFORMATION AND TABULATION AGENT. QUESTIONS CONCERNING THE TERMS OF THE SOLICITATION SHOULD BE DIRECTED TO THE SOLICITATION AGENT.